UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2005

VISCOUNT SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

000-49746
(Commission File Number)

Nevada	88-0498181
(State or other jurisdiction	(IRS Employer
of incorporation or organization)	Identification No.)

4585 Tillicum Street, Burnaby, British Columbia, Canada, V6C 1Z7
(Address of principal executive offices) (Zip Code)

604-327-9446
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 425 under the Exchange Act (17 CFR 240.14a -12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry into a Material Definitive Agreement & Item 7.01 Regulation FD Disclosure

Viscount Systems, Inc. entered into a financial advisory and investment banking services agreement with Mallon Associates, Inc. of New York, dated July 20, 2005. Pursuant to the agreement, Mallon agreed to provide financial advisory and investment banking services and to act as financial advisor. Viscount will pay Mallon a monthly retainer of $2,000. The term of the agreement is for 12 months from September 1, 2005, renewable thereafter on a month-to-month basis.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISCOUNT SYSTEMS INC.
Date: September 1, 2005

/s/ Stephen Pineau
Stephen Pineau, President